Conformis, Inc. Provides Business Update and Initial Expectations for 2022
Company Launches Innovative Image-to-Implant® Platinum Services℠ Program to Better Serve Patients and Surgeons
BILLERICA, Mass., January 6, 2022 (GLOBE NEWSWIRE) -- Conformis, Inc. (NASDAQ: CFMS), an orthopedic medical device company that features personalized knee and hip replacement products, today announced preliminary revenue results from its fourth quarter 2021, initial expectations for 2022, and a business update that introduces the Company’s new Image-to-Implant® Platinum Services℠ Program to the investor community.
Fourth Quarter 2021 – Preliminary Revenue Results
•The Company expects to report product revenue of approximately $15.3 million for the fourth quarter of 2021.
•This compares to the $15 million to $17 million range it referred to on November 3, 2021.
•Preliminary results are subject to the Company’s normal year-end closing process and independent audit review.
•The Company anticipates reporting its financial results for the fourth quarter ended December 31, 2021, after the market closes on March 2, 2022, at approximately 4:00 p.m. Eastern Time.
Initial Expectations for Full-Year 2022
•The Company expects full-year 2022 product revenue to grow from 2021 and be in the range of $60 million to $70 million.
•The Company does not expect to provide formal updates to its annual expectations range during the year due to the continued unpredictable nature of the recovery in elective procedures from COVID-19 and its variants, the potential impact on existing scheduled surgeries, and the inability to predict when staffing levels in medical facilities will normalize. The Company will continue its recent practice of providing next quarter guidance.
Business Update – Introduction of Image-to-Implant® Platinum Services℠ Program
The Company recently launched its new Image-to-Implant® Platinum Services℠ Program, a premier service offering for the U.S. market. New to orthopedics, this program addresses the rapidly evolving demands of the healthcare marketplace where generic products are being commoditized but patients are increasingly willing to pay a premium for personalized treatment options. This service offering is expected to be fully rolled out to the Company’s existing customer base by September 1, 2022. As of today’s announcement, new customers will only be able to provide our fully personalized knee system through participation in our Image-to-Implant Platinum Services℠ Program.
“Conformis is positioned well as we head into 2022. We are seeing traction with our new Imprint knee system and we are excited about the introduction of the Platinum Services Program, which is a first in orthopedics and builds on our rich history of pioneering and developing patient-specific solutions,” said Mark Augusti, President and CEO. “This new program will enable surgeons and patients to select their preferred therapy together; whether it be Imprint, which is our new standardized knee implant system, or Identity, which is our premium fully-personalized total knee system that now offers patients a five-year limited warranty, underscoring our commitment to design excellence, manufacturing quality, and patient satisfaction.”
Both Medicare and commercial payors permit patients to pay out of pocket for non-covered, deluxe services. Through the Platinum Services℠ Program, Conformis is bringing this approach to orthopedics by enabling participating medical facilities to establish and offer patients an out-of-pocket upgrade to obtain the Company’s fully personalized Identity™ knee system. Combined with its standardized Imprint™ knee system, Conformis now addresses multiple market segments within knee arthroplasty:

•the Imprint™ knee system provides a data-informed high-quality knee implant system that provides a level of personalization through its patient-specific instruments and proprietary algorithms for pre-surgical planning, all at a price comparable to standard off-the-shelf options; and
•the Platinum Services℠ Program, which gives patients the opportunity to upgrade to a fully-personalized Identity™ knee system by paying an incremental deluxe services fee.

“Conformis’ Platinum Services Program is an exciting development in orthopedics that will meet the needs of many of my patients who increasingly want personalized treatment solutions and are willing to pay a premium for them. While I am early in the roll-out of this service, I have found discussing the upgrade with patients fairly straightforward. Their selection of a personalized solution has the potential of increasing their engagement throughout their surgical episode of care and in turn improving overall patient satisfaction,” said Dr. Edward Kelly, Twin Cities Orthopedics, Eagan, Minnesota.
Mr. Augusti concluded, “Although new to orthopedics, this concept is not new to healthcare. We believe this will create an expanded market for personalized orthopedic services and continue to enhance our value proposition to the surgeons and patients we serve.”

Conference Call and Webcast – January 6, 2022
As announced on January 4, 2022, Mark Augusti, CEO, and Bob Howe, CFO, will host a webcast and conference call on Thursday, January 6, 2022, at 8:30 a.m. Eastern Time to discuss this business update.
The webcast will be live at: https://edge.media-server.com/mmc/p/egh5izcc
To attend by telephone, please use the information below for dial-in access.
•When prompted on dial-in, please utilize conference ID: 8465809
•Participant conference numbers: (877) 809-6331 (U.S./Canada) and (615) 247- 0224 (International).
•Please dial in at least 10 minutes before the call to ensure timely participation.
The online archive of the webcast will be available on the company’s website at ir.conformis.com for 30 days.
About Conformis, Inc.
Conformis is a medical technology company focused on advancing orthopedic patient care and creating a world without joint pain. Its product portfolio is designed to maximize surgeon and patient choice by offering fully personalized solutions through its Image-to-Implant® Platinum Services℠ Program as well as data-informed, standardized solutions that combine many benefits of personalization with the convenience and flexibility of an off-the-shelf system. Conformis’ sterile, just-in-time, Surgery-in-a-Box™ delivery system is available with all of its implants and personalized, single-use instruments.  Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover personalized implants and patient-specific instrumentation for all major joints.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release about our future expectations, plans and prospects, the anticipated timing of our product launches, and our financial position and results, total revenue, product revenue, gross margin, operations and growth, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or the negative of these terms or other and similar expressions are intended to identify forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties; risks related to our estimates and expectations regarding our revenue, gross margin, expenses, revenue growth and other results of operations, and the other risks and uncertainties described in the "Risk Factors" sections of our public filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

For more information, visit www.conformis.com. To receive future releases in e-mail alerts, sign up at http://ir.conformis.com/.

Contact
Investor Contact:
ir@conformis.com
(781) 374-5598